                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [  ]

    Check the appropriate box:
    [ ] Preliminary Proxy Statement      [  ] Confidential, for Use of the
    [X] Definitive Proxy Statement            Commission Only (as permitted
    [ ] Definitive Additional Materials           by Rule 14a-6(e)(2))
    [ ] Soliciting Material Pursuant to
         Rule 14a-11(c) or Rule 14a-12

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
______________________________________________________________________________
    (2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________
    (4) Proposed maximum aggregate value of transaction:
______________________________________________________________________________
    (5) Total fee paid:
______________________________________________________________________________
    [ ] Fee paid previously with preliminary materials.
______________________________________________________________________________

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
______________________________________________________________________________
    (2) Form, Schedule or Registration Statement No.:
_______________________________________________________________________________
    (3) Filing Party:
______________________________________________________________________________
    (4) Date Filed:
______________________________________________________________________________

[LOGO OF SYSTEMS & COMPUTER TECHNOLOGY]

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                         Great Valley Corporate Center
                            Four Country View Road
                          Malvern, Pennsylvania 19355

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               February 23, 2001

                               ----------------

To Our Shareholders:

  The Annual Meeting of Shareholders of Systems & Computer Technology Corporation (the "Company") will be held at 10:00 A.M. on February 23, 2001 at Two Country View Road, Malvern, Pennsylvania for the following purposes:

  1. To elect two directors of the Company;

  2. To approve an amendment to the Company's 1994 Long-Term Incentive Plan increasing the number of shares of the Company's Common Stock reserved for issuance thereunder from 5,500,000 to 7,500,000 shares;

  3. To consider and vote upon a proposal to approve the adoption of the Company's 2000 Employee Stock Purchase Plan; and

  4. To transact such other business as may properly come before the meeting.

  Only holders of the Company's common stock (the "Common Stock") at the close of business on January 12, 2001 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

                                          By Order of the Board of Directors

                                          Richard A. Blumenthal
                                               Secretary

January 22, 2001

   WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN YOUR PROXY. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                         Great Valley Corporate Center
                            Four Country View Road
                          Malvern, Pennsylvania 19355

                               ----------------

                                PROXY STATEMENT

                        Annual Meeting of Shareholders

                               ----------------

  This Proxy Statement, which is first being mailed to shareholders on approximately January 22, 2001, is furnished in connection with the solicitation by the Board of Directors of Systems & Computer Technology Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at 10:00 A.M. on February 23, 2001 at Two Country View Road, Malvern, Pennsylvania, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed and returned prior to voting at the Annual Meeting, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares of Common Stock represented thereby will be voted for the election of the nominees for director named below, for the proposal to approve an amendment to the Company's 1994 Long-Term Incentive Plan increasing the number of shares of the Company's Common Stock reserved for issuance thereunder from 5,500,000 to 7,500,000 shares, for the proposal to approve the adoption of the Company's 2000 Employee Stock Purchase Plan and in support of management on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of a shareholder cast in person at the Annual Meeting.

                                    VOTING

  Holders of record of the Company's Common Stock on January 12, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of that date, there were 32,782,675 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote for each matter that may properly come before the Annual Meeting. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions, votes withheld and broker non-votes are counted in determining whether a quorum is present. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not receive voting instructions from the beneficial owner.

  Directors are elected by the affirmative vote of a plurality of the votes of the shares entitled to vote, present in person or represented by proxy. Shareholders are not entitled to cumulative voting in the election of directors. Votes may be cast in favor of or withheld from a nominee for director. Votes that are withheld from a nominee will be excluded entirely from the vote and will have no effect thereon. An affirmative vote of a majority of the shares entitled to vote, present in person or represented by proxy, is required in each instance for approval of Proposals 2 and 3. Abstentions with respect to Proposals 2 and 3 will have the same effect as votes against the proposal, because approval requires a vote in favor of the proposal by the specified majority. Broker non-votes will have no effect on the outcome of Proposals 1, 2 or 3.

                             ELECTION OF DIRECTORS
                                 (Proposal 1)

  The Company's Board of Directors is divided into three classes with staggered three-year terms. The terms of Thomas I. Unterberg and Michael D. Chamberlain expire at the Annual Meeting, and they are nominated to fill a term expiring at the 2004 Annual Meeting of Shareholders. The terms of Michael
J. Emmi and Allen R. Freedman expire at the 2002 Annual Meeting and the term of Gabriel A. Battista expires at the 2003 Annual Meeting. Unless otherwise specified in the accompanying Proxy, the shares voted pursuant thereto will be cast for Mr. Unterberg and Mr. Chamberlain for a term to expire at the 2004 Annual Meeting. If, for any reason, at the time of election, either Mr. Unterberg or Mr. Chamberlain should be unable to accept his nomination or election, it is intended that such proxy will be voted for the election, in his place, of a substituted nominee, who would be recommended by the Board of Directors. The Board of Directors, however, has no reason to believe that either Mr. Unterberg or Mr. Chamberlain will be unable to serve as a director.

                    THE BOARD OF DIRECTORS RECOMMENDS VOTES
                  FOR THE ELECTION OF THE NOMINATED DIRECTORS

  The following table sets forth as to the nominee and as to each other director: (i) his age; (ii) all positions and offices he holds with the Company; (iii) his principal occupation or employment during the past five years; (iv) other directorships he holds in public companies; (v) the period of time he has served as a director of the Company; and (vi) the expiration of his current term as a director of the Company.

                                                                       Has Been   Expiration
                              Positions with the Company, Principal   a Director      of
         Name           Age    Occupation and Other Directorships       Since    Current Term
         ----           ---   -------------------------------------   ---------- ------------
Nominees for Election
Thomas I. Unterberg*     70 Co-Founder and Chairman of C.E.              1982     Annual
                            Unterberg, Towbin since June 1989. He is              Meeting(1)
                            also a director of AES Corporation;
                            ECCS, Inc.; and Electronics For Imaging,
                            Inc.

Michael D. Chamberlain   56 President, SCT Global Operations since       1989     Annual
                            July 1999; President, SCT Software Group              Meeting(1)
                            from May 1994 to July 1999. From
                            September 1986 to May 1994, Mr.
                            Chamberlain served as President of the
                            Company's Education solutions business.

Directors Continuing in Office
Michael J. Emmi          58 Chairman of the Board, President and         1985     2002
                            Chief Executive Officer of the Company
                            since May 1985. Mr. Emmi is also a
                            director of CompuCom Systems, Inc.,
                            Safeguard Scientifics, Inc. and CDI
                            Corporation.

Allen R. Freedman*       60 Mr. Freedman is a director of Fortis,        1982     2002
                            Inc. and Fortis Mutual Funds. He was
                            Managing Director, Fortis International
                            N.V. from January 1987 until he retired
                            on July 31, 2000, and Chairman and Chief
                            Executive Officer of Fortis, Inc. from
                            November 1990 until he retired on July
                            31, 2000.

                                                                     Has Been   Expiration
                            Positions with the Company, Principal   a Director      of
        Name          Age    Occupation and Other Directorships       Since    Current Term
        ----          ---   -------------------------------------   ---------- ------------
Gabriel A. Battista*   56 Chairman of the Board, President and         1996        2003
                          Chief Executive Officer of Talk.com,
                          Inc., f/k/a/ Tel- Save.Com, Inc., since
                          January 1999; Chief Executive Officer of
                          Network Solutions, Inc. from October
                          1996 through December 1998. From
                          November 1991 to October 1996, Mr.
                          Battista served in various executive
                          positions for Cable & Wireless, Inc.,
                          most recently as Chief Executive Officer
                          and previously as President and Chief
                          Operating Officer. Mr. Battista is also
                          a director of Talk.com, Inc.; OTG
                          Software, Inc.; and Via Net.Works, Inc.

--------
 * Member of the Audit and Compensation Committees.
(1) If reelected at the Annual Meeting, this nominee will serve for a term ending at the 2004 Annual Meeting of Shareholders, or until his successor is duly elected and qualified.

  During the fiscal year ended September 30, 2000 ("fiscal 2000"), the Board of Directors held four meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he served.

  The Audit Committee consists of Messrs. Unterberg, Freedman and Battista. Each member of the Audit Committee is considered an "independent director" under NASD's rules. The function of the Audit Committee is to recommend to the Board of Directors the accounting firm to be retained to audit the Company's financial statements and, once retained, to consult with, and review recommendations made by, such accounting firm with respect to financial statements, financial records and controls, and to make such other recommendations to the Board of Directors as it deems appropriate from time to time. A copy of the Audit Committee Charter is included as "Appendix A." The Audit Committee held two meetings during fiscal 2000.

  During fiscal 2000, the Compensation Committee, which consists of Messrs. Unterberg, Freedman and Battista, held one meeting. The Compensation Committee considers recommendations of the Company's management regarding compensation and fringe benefits of the senior executives of the Company and determines whether the recommendations of management are consistent with general policies, practices, and compensation scales established by the Board of Directors.

  The Company does not have a standing nominating committee.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Reporting Persons are also required to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely upon review of the copies of
Section 16(a) reports furnished to the Company and written representations of Reporting Persons that no other reports were required with respect to fiscal 2000, all Section 16(a) filing requirements applicable to the Reporting Persons were met.

                            EXECUTIVE COMPENSATION

Cash and Non-Cash Compensation Paid to Certain Executive Officers

  The following table sets forth, for the fiscal years ended September 30, 1998, 1999 and 2000, respectively, certain compensation information with respect to: (a) the Company's Chief Executive Officer; and (b) each of the four other most highly compensated executive officers of the Company whose total annual salary and bonus for fiscal 2000 exceeded $100,000 and who were serving at the end of fiscal 2000, based on the salary and bonus earned by such executive officers during fiscal 2000 (collectively, the "named executive officers"):

                          SUMMARY COMPENSATION TABLE

                                                              Long-Term
                                                             Compensation
                                                             ------------
                                                                Awards
                                                             ------------
                                   Annual Compensation
                              ------------------------------
                                                Other Annual  Securities   All Other
  Name and Principal           Salary   Bonus   Compensation  Underlying  Compensation
       Position          Year   ($)      ($)       ($)(1)    Options (#)     ($)(2)
  ------------------     ---- -------- -------- ------------ ------------ ------------
Michael J. Emmi          2000 $477,500      -0-   $73,952       16,500      $54,605
 Chairman of the         1999 $442,000      -0-   $67,343          -0-      $50,965
 Board, President and    1998 $397,250 $302,068       N/A      168,000      $53,960
 Chief Executive Officer

Michael D. Chamberlain   2000 $345,800      -0-       N/A       10,000      $28,332
 President, SCT Global   1999 $322,300      -0-       N/A          -0-      $25,937
 Operations              1998 $292,800 $178,642       N/A      126,000      $26,468

Eric Haskell             2000 $305,800      -0-       N/A        7,000      $18,452
 Senior Vice President,  1999 $283,300      -0-       N/A          -0-      $17,377
 Finance and             1998 $257,050 $124,925       N/A       84,000      $17,426
 Administration,
 Treasurer and Chief
 Financial Officer

Richard A. Blumenthal    2000 $237,050      -0-       N/A        4,500      $15,917
 Senior Vice President,  1999 $220,300      -0-       N/A          -0-      $15,670
 General Counsel and     1998 $200,550  $84,387       N/A       67,200      $14,846
 Secretary

Jerry A. Smith(3)        2000 $235,800      -0-       N/A          -0-      $38,751
 Senior Vice President,  1999  $29,475      -0-       N/A          -0-       $8,114
 and Chief Technology    1998      N/A      N/A       N/A          N/A          N/A
 Officer

--------
(1) The amounts shown for fiscal 2000 represent certain perquisites provided to Mr. Emmi during this period, including $23,610 paid by the Company for an automobile used by Mr. Emmi and $47,374 reimbursed to Mr. Emmi for expenses incurred by his wife when she accompanied him on certain business trips.
(2) The amounts shown for fiscal 2000 represent the sum of the following: (a) Company matching contributions to each of the named executive's accounts in the Company's 401(k) retirement plan in the following amounts: Mr. Emmi, $5,050; Mr. Chamberlain, $5,050; Mr. Haskell, $4,900; Mr. Blumenthal, $5,050; Mr. Smith, $6,718; (b) the following premiums and associated taxes paid by the Company on life insurance policies under which each named executive officer is the named insured and has the right to name the beneficiary: Mr. Emmi, $18,857; Mr. Chamberlain, $4,023; Mr. Haskell, $3,010; Mr. Blumenthal, $2,387; and Mr. Smith, $1,227; (c) the following amounts which reflect the present value of the imputed interest related to premiums which were paid by the Company on split dollar life insurance policies under which each named executive officer is the named insured and has the right to name the beneficiary: Mr. Emmi, $30,698; Mr. Chamberlain, $19,259; Mr. Haskell, $10,542; Mr. Blumenthal, $8,480; and Mr. Smith, $6,624; and (d) with respect only to Mr. Smith, reimbursements for relocation expenses in the aggregate amount of $24,182.

(3) Mr. Smith became an executive officer of the Company on September 9, 1999.

Stock Options Granted to Certain Executive Officers During Last Fiscal Year

  The following table sets forth certain information regarding options for the purchase of the Company's Common Stock that were awarded to the named executive officers during fiscal 2000:

             OPTION GRANTS IN FISCAL YEAR ENDED SEPTEMBER 30, 2000

                                                                                  Potential
                                                                              Realizable Value
                                                                                     at
                                                                               Assumed Annual
                                                                               Rates of Stock
                                                                                    Price
                                                                              Appreciation For
                                           Individual Grants                   Option Term(1)
                          --------------------------------------------------- -----------------
                                      % of Total
                           Number of   Options
                          Securities  Granted to
                          Underlying  Employees
                            Options   in Fiscal     Exercise or    Expiration
   Name                   Granted (#)    Year    Base Price ($/sh)    Date     5% ($)  10% ($)
   ----                   ----------- ---------- ----------------- ---------- -------- --------
Michael J. Emmi.........    16,500       1.37%        $14.625       11/12/09  $152,600 $385,927
Michael D. Chamberlain..    10,000       0.83%        $14.625       11/12/09  $ 92,485 $233,895
Eric Haskell............     7,000       0.58%        $14.625       11/12/09  $ 64,739 $163,727
Richard A. Blumenthal...     4,500       0.37%        $14.625       11/12/09  $ 41,618 $105,253
Jerry A. Smith..........       -0-        -0-             N/A            N/A       N/A      N/A

--------
(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon the exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, non-transferability or vesting over a period of years.

Stock Options Exercised by Certain Executive Officers During Fiscal 2000 and Held by Certain Executive Officers at September 30, 2000

  The following table sets forth certain information regarding options for the purchase of the Company's Common Stock that were exercised and/or held by named executive officers during fiscal 2000:

                  AGGREGATED OPTION EXERCISES IN FISCAL YEAR
            ENDED SEPTEMBER 30, 2000 AND FY 2000-END OPTION VALUES

                                                  Number of Securities
                             Shares              Underlying Unexercised   Value of Unexercised In-the-
                          Acquired on   Value     Options at FY-End (#)   Money Options at FY-End ($)
   Name                   Exercise (#) Realized Exercisable/Unexercisable Exercisable/Unexercisable(1)
   ----                   ------------ -------- ------------------------- ----------------------------
Michael J. Emmi.........        -0-         -0-      650,000/128,500           $5,636,200/$48,469
Michael D. Chamberlain..     30,000    $628,087       131,196/94,000           $1,148,243/$29,375
Eric Haskell............        -0-         -0-       232,800/63,000           $1,826,250/$20,562
Richard A. Blumenthal...     14,000    $304,920       244,400/49,300           $2,000,750/$13,219
Jerry A. Smith..........        -0-         -0-        12,500/62,500           $   19,531/$97,656

--------
(1) The values in this column are based on the closing price of the Company's Common Stock of $17.562 on September 29, 2000, the last trading day of fiscal 2000.

Severance Agreements

  The Company has Severance Agreements with Messrs. Emmi, Chamberlain, Haskell, and Blumenthal, as well as with certain other key management employees (together with Messrs. Emmi, Chamberlain, Haskell, and Blumenthal, the "Executives"), in order to reinforce and encourage the continued attention and dedication of the Executives to their assigned duties without the distraction which may arise in the event of a change of control. Under the Severance Agreements, the Company agrees to pay the Executives certain specified severance payments and benefits in the event that their employment with the Company is terminated as a result of a change in control. The Executives, in turn, agree, for a one-year period following the date of his or her termination resulting from a change in control, not to solicit or take away any customers or employees of the Company that are or were customers or employees during his or her employment with the Company.

  Among the benefits conferred, the Severance Agreements provide for the payment to the Executives of a specified multiplier times the sum of: (i) the higher of the Executive's annual base salary in effect immediately prior to the notice of termination or immediately prior to the change in control; and
(ii) the higher of the target bonus for the year in which the termination occurs or the highest bonus paid or payable to the applicable Executive for any of the previous five years. With respect to this calculation, the applicable multiplier for Messrs. Emmi, Chamberlain, Haskell, and Blumenthal is three. In addition to the payment described above, the Severance Agreement requires the Company, for a period of 36 months after the date of a covered termination, to provide the named executive officers with life, disability, accident and health insurance benefits substantially similar to those which the named executive officer received immediately prior to the notice of termination, unless the named executive officer is otherwise offered or provided comparable benefits without cost during such period. The Severance Agreement also provides that the Company will indemnify the Executives from certain legal and other expenses incurred in connection with a termination of their employment, as well as from certain excise taxes which may be levied upon the severance payments and other benefits conferred to such Executive upon a change of control.

Compensation of Directors

  Members of the Board of Directors who are officers of the Company are not separately compensated for serving on the Board of Directors. All directors are reimbursed for reasonable expenses incurred in connection with their attendance at Board meetings. Pursuant to the 1994 Non-Employee Director Plan (the "Plan"), as amended, any person who becomes an outside director of the Company receives an option to purchase 30,000 shares of Common Stock on the date of his appointment or election to the Board, at a per share exercise price equal to the closing sale price of a share of Common Stock on the date of the outside director's appointment or election. The Board is authorized to grant additional options to outside directors in such amounts as the Board may determine, subject to the limitation that no outside director will be eligible to receive an option grant any sooner than five years after the date that such director was last granted options under the 1994 Plan. Each option granted under the Plan may be exercised, on a cumulative basis, for one-fifth of the shares underlying the option on each of the first five anniversaries of the date the option is awarded. No option may be exercised at any time after the earlier of: (i) the date the option terminates pursuant to Section 9 of the Plan; and (ii) the 10th anniversary of the date of its award.

Report of the Compensation Committee/Board of Directors on Executive
Compensation

  It is SCT's policy to offer competitive compensation opportunities for its employees based on a combination of factors, including corporate performance, group performance, and the individual's personal contribution to the business.

  The Compensation Committee of the Company, consisting solely of non-employee directors, annually reviews and approves the compensation of the Company's executive officers. A significant part of executive officers' compensation may be dependent upon the Company's annual financial performance and the price of the Company's stock.

  There are three basic elements to executive officer compensation: base salary, bonus, and stock incentives, typically in the form of stock options that are granted at market price and vest over a period of time. This program rewards executive officers for long-term strategic management and enhancement of shareholder value by providing the executive officers an opportunity to acquire equity in the Company. The program stresses both annual and long-term performance, and supports a performance-oriented environment. In combination, these elements help the Company to attract and retain qualified executive management personnel.

  The Compensation Committee considers increases in executive officer base salary on the recommendation of the Chief Executive Officer, taking into consideration, among other things, salaries paid to executives of other companies in comparable positions, the Company's financial performance, and the individual's personal contribution to the Company.

  The Compensation Committee determined shortly after the completion of the Company's fiscal year ended September 30, 1999 that an 8.03% increase in the Chief Executive Officer's base salary for fiscal 2000 was appropriate in light of the Company's financial performance during fiscal year 1999.

  The Compensation Committee awards bonuses to the Company's executive officers based predominantly on factors established prior to the commencement of the Company's fiscal year. Depending on the achievement by the Company of a percentage (85% for fiscal 2000) of targeted earnings per share, each executive officer is eligible to receive a bonus, based on an established percentage of base salary, subject to increase or decrease based on the recommendation of the Chief Executive Officer. Because the Company did not achieve this percentage of targeted earnings per share, neither the Chief Executive Officer nor any other named executive officer was granted a bonus for the Company's financial performance during fiscal 2000.

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), precludes a public corporation from taking a deduction for compensation paid in excess of $1,000,000 per person to its Chief Executive Officer or any of its four other highest paid officers. Certain performance-based compensation, however, is specifically exempt from the deduction limitation. Performance-based compensation must be determined by a committee comprised solely of two or more outside directors. In order to qualify as an outside director, a person may not be an employee of the Company and generally may not receive, directly or indirectly, compensation for services other than in that person's capacity as a director. The Company from time to time has retained and may continue to retain the services of entities with which members of the Compensation Committee are affiliated. In making this determination, the Company considers the benefits derived from utilizing the services of such entities and the impact of Section 162(m) of the Code.

  The Board of Directors, based upon recommendations made to it by the Compensation Committee, determines whether and when stock incentives should be awarded to the Chief Executive Officer, the other named executive officers, and other employees of the Company that the Board reasonably determines to be key to the Company's ability to perform. The table under the caption "Option Grants in Fiscal Year Ended September 30, 2000" above provides information with respect to the grant of options under the 1994 Plan to the Chief Executive Officer and the other named executive officers during fiscal 2000.

  The foregoing constitutes the report on executive compensation of the Compensation Committee and the Board of Directors for the Company's fiscal year ended September 30, 2000.

FOR THE COMPENSATION COMMITTEE:  FOR THE BOARD OF DIRECTORS:
  Allen R. Freedman              Michael J. Emmi
  Thomas I. Unterberg            Allen R. Freedman
  Gabriel A. Battista            Thomas I. Unterberg
                                 Gabriel A. Battista
                                 Michael D. Chamberlain

Report of the Audit Committee/Board of Directors on Audited Financial
Statements

  The Audit Committee of the Board of Directors recommends to the Board of Directors the accounting firm to be retained to audit the Company's financial statements, and, once retained, consults with and reviews recommendations made by the accounting firm with respect to financial statements, financial records, and financial controls of the Company.

  Accordingly, the Audit Committee has: (a) reviewed and discussed the audited financial statements with management; (b) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No.61; (c) received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1; and (d) discussed with Ernst & Young LLP the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board. The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with management and the internal and independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

  In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2000.

  The foregoing constitutes the report on the audited financial statements of the Audit Committee and the Board of Directors for the Company's fiscal year ended September 30, 2000.

FOR THE AUDIT COMMITTEE:
  Allen R. Freedman
  Thomas I. Unterberg
  Gabriel A. Battista

                            STOCK PERFORMANCE CHART

  The following chart compares the yearly percentage change in the cumulative total stockholder return on the Common Stock during the five fiscal years ended September 30, 2000 with the cumulative total return on the Standard & Poor's 500 Index and the Standard & Poor's Computer Software and Services Index. The comparison assumes $100 was invested on September 30, 1995 in the Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The Company has not paid any dividends on its Common Stock during this period.



                                    [GRAPH]

               SYSTEMS &                      S&P 500
               COMPUTER                      COMPUTERS
               TECHNOLOGY       S&P 500     (SOFTWARE &
               CORPORATION       INDEX       SERVICES)

     1995         100.00        100.00        100.00
     1996          45.37        120.34        144.97
     1997         166.90        169.01        238.70
     1998          95.37        184.30        328.72
     1999          93.06        235.54        533.21
     2000         130.10        266.83        518.79

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners

  The following table sets forth information as to the beneficial ownership of the Company Common Stock (the only class of outstanding voting security of the Company) by each person or group known by the Company, based upon filings pursuant to Section 13(d) or (g) under the Securities Exchange Act of 1934 (the "Exchange Act"), to own beneficially more than 5% of the outstanding shares of the Company Common Stock.

                                                          Amount and
                                                          Nature of
                                                          Beneficial    Percent
Name and Address of Beneficial Owner                      Ownership     of Class
------------------------------------                      ----------    --------
First Union Corporation.................................. 2,000,011(1)    6.1%
 One First Union Center
 301 S. College Street
 Charlotte, NC 28288

Tocqueville Asset Management, L.P........................ 1,769,860       5.4%
 1675 Broadway
 New York, NY 10019

--------
(1) The named beneficial owner has shared voting power with respect to 18,300 shares and shared dispositive power with respect to 68,300 shares.

Employee Stock Ownership Trust

  While, as of December 31, 2000, 1,873,575 shares are owned of record by the Company's Employee Stock Ownership Trust, and Mr. Emmi, Mr. Haskell, Mr. Chamberlain, and Mr. Blumenthal are members of the committee that administers the Company's Employee Stock Ownership Plan, that committee does not have investment power with respect to the shares held by the Employee Stock Ownership Trust.

Security Ownership of Management

  The following table sets forth information, as of December 31, 2000, with respect to the beneficial ownership of the Company's Common Stock by each director or nominee for director, each of the executive officers identified under the Summary Compensation Table and by all directors and executive officers as a group:

                                                  Amount and Nature
                                                    of Beneficial   Percent of
    Name                                            Ownership(1)      Class
    ----                                          ----------------- ----------
Michael J. Emmi..................................     1,184,318(2)     3.6%
Michael D. Chamberlain...........................       239,433(3)       *
Thomas I. Unterberg..............................       364,000(4)     1.1%
Gabriel A. Battista..............................        36,000(5)       *
Allen R. Freedman................................       307,212(6)       *
Eric Haskell.....................................       420,579(7)     1.3%
Richard A. Blumenthal............................       342,745(8)     1.0%
Jerry A. Smith...................................        12,828(9)       *
All directors and executive officers as a group
 (10 persons)....................................     3,011,564(10)    9.2%

--------
 (1) Information with respect to beneficial ownership is based upon information furnished by each director and officer. Unless otherwise specified, the named shareholders have sole voting and investment power with respect to all of the shares indicated.
 (2) Includes 2,968 shares with respect to which Mr. Emmi does not have investment power, 4,000 shares owned by Mr. Emmi as custodian for his daughter, and options currently exercisable, or which can be exercised within sixty days of December 31, 2000, to purchase 727,500 shares.

 (3) Includes 904 shares with respect to which Mr. Chamberlain does not have investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 2000, to purchase 218,529 shares.
 (4) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 2000, to purchase 76,000 shares.
 (5) Represents options currently exercisable, or which can be exercised within sixty days of December 31, 2000, to purchase 36,000 shares.
 (6) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 2000, to purchase 76,000 shares.
 (7) Includes 1,546 shares with respect to which Mr. Haskell does not have investment power, 12,000 shares owned by Mr. Haskell as custodian for his children, and options currently exercisable, or which can be exercised within sixty days of December 31, 2000, to purchase 291,133 shares.
 (8) Includes 2,059 shares with respect to which Mr. Blumenthal does not have investment power, 36 shares owned by Mr. Blumenthal as custodian for his daughter, and options currently exercisable, or which can be exercised within sixty days of December 31, 2000, to purchase 290,700 shares.
 (9) Represents 328 shares with respect to which Mr. Smith does not have investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 2000, to purchase 12,500 shares.
(10) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 2000, to purchase 1,826,196 shares and 12,920 shares with respect to which the group does not have investment power.
* Designates that the individual owns less than one percent of the Common Stock of the Company.

           AMENDMENT TO THE COMPANY'S 1994 LONG-TERM INCENTIVE PLAN
                                 (Proposal 2)

  At the Annual Meeting, the stockholders are being asked to approve the adoption of an amendment to the Company's 1994 Long-Term Incentive Plan (the "1994 Plan"), as approved by the Board of Directors, which increases the number of shares reserved for issuance thereunder from 5,500,000 to 7,500,000 shares of Common Stock (the "Proposed Amendment").

  The 1994 Plan is intended to provide additional compensation and incentives to eligible individuals whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company and to enable the Company to continue to attract and retain the best available talent for the successful conduct of its business. It also provides the Company flexibility to adapt the compensation of key employees in a changing business environment.

  Under the 1994 Plan, 3,500,000 shares of Common Stock (as adjusted for the two-for-one stock split which occurred on May 15, 1998 (the "Stock Split")) were reserved for issuance to eligible individuals. Pursuant to an amendment which was approved by the shareholders at the 1998 Annual Meeting, the number of shares reserved for issuance under the 1994 Plan was increased by 2,000,000 shares (as adjusted for the Stock Split) to an aggregate of 5,500,000 shares. As of December 31, 2000, options to purchase an aggregate of 1,099,042 shares of Common Stock issued under the 1994 Plan had been exercised, and an aggregate of 4,103,563 shares which were previously granted remained outstanding. Accordingly, only 297,395 shares remain available for future grants. No award may be made under the 1994 Plan after February 24, 2004.

  As of December 31, 2000, the Company and its subsidiaries employed approximately 3,420 employees, including executive officers. The table under the caption "Option Grants in Fiscal Year Ended September 30, 2000" above provides information with respect to the grant of options under the 1994 Plan to the Chief Executive Officer and the other named executive officers during fiscal 2000. As a group, executive officers (eight in all, including the named executive officers) were granted a total of 108,500 shares under the 1994 Plan during fiscal 2000. Other employees as a group (approximately 437 employees) were granted options to purchase an aggregate of 1,099,750 shares under the 1994 Plan during fiscal 2000. In light of the fact that only 297,395 shares remain available for future option grants, it is obvious that, without the approval of the Proposed Amendment, the Company will be limited in its ability to continue to compensate and incent its most talented employees in a competitive manner. If the Proposed Amendment is approved, an additional 2,000,000 shares will be available for future grants under the 1994 Plan.

  The following is a summary of the principal provisions of the 1994 Plan, but it is not intended to be a complete description of all of the terms and provisions of the 1994 Plan. A copy of the 1994 Plan, as proposed to be amended pursuant to the Proposed Amendment, is included as "Appendix A" to each of the Proxy Statements for the 1994 and 1998 Annual Meetings. All defined terms used below not otherwise defined herein, have the meaning set forth in the 1994 Plan, unless otherwise indicated.

 Purpose

  The purpose of the 1994 Plan is to provide eligible employees of the Company with financial incentives to enhance shareholder value and to enable the Company to attract, retain and motivate employees.

 Administration

  The 1994 Plan is currently administered by Board of Directors of the Company (the "Board"). Subject to the terms of the 1994 Plan, the Board determines the persons who are to receive awards, the number of shares subject to each award, and the terms and conditions of such awards. The Board also has the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. Such interpretations are binding on the Company and on the participants.

  The Board may generally amend, alter or discontinue the 1994 Plan at any time, but no amendment, alteration or discontinuation may be made which would impair the rights of a participant with respect to an award which has been made under the 1994 Plan.

 Eligibility

  Only officers and other employees of the Company (including director-employees, but excluding any other person who serves the Company only as a director) and/or its subsidiaries are eligible to be granted awards under the Plan (collectively, "participants"). No individual may receive, over the term of the 1994 Plan, more than an aggregate of 30% of the shares of Common Stock authorized for grant under the 1994 Plan.

 Adjustments to Outstanding Awards; Effect of the Expiration or Termination of Awards

  In the event of any merger, reorganization, recapitalization, stock dividend or other change in corporate structure affecting the Common Stock, the Board of Directors may adjust accordingly the number of shares reserved for issuance under the 1994 Plan, the number and option price of shares subject to outstanding stock options granted under the 1994 Plan and the number and price of shares subject to other awards made under the 1994 Plan. In addition, the shares related to the unexercised or undistributed portion of any terminated, expired or forfeited award for which no material benefit was received by a participant in the 1994 Plan also are made available for distribution in connection with future awards.

 Stock Options

  The 1994 Plan permits the Board to grant to any participant Incentive Stock Options and Non-qualified Stock Options ("Stock Options"). The per share exercise price of a Stock Option shall be determined by the Board when the Stock Option is granted and may not be less than 100% of the Fair Market Value (as defined in the 1994 Plan) of the Common Stock at the time of grant (and not less than 110% in the case of an Incentive

Stock Option granted to a participant who, at the time the Stock Option is granted, owns more than 10% of the voting power of all classes of stock of the Corporation or of a Subsidiary (a "10% Owner")).

  Subject to the limitations of the 1994 Plan, each Stock Option will be exercisable at such time or times and in the installments determined by the Board, commencing not earlier than six months following the date of grant. No Stock Option shall be exercisable more than ten years after the date it is granted. An Incentive Stock Option granted to a 10% Owner shall not have a term of more than five years. Exercise of Incentive Stock Options is subject to additional restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Code"). In the discretion of the Board, the purchase price for shares acquired pursuant to the exercise of a Stock Option may be paid in cash or by shares of Restricted or unrestricted Common Stock. When a participant gives notice of exercise of an Stock Option, the Board of Directors may elect to terminate all or part of the portion of the Stock Option proposed to be exercised, provided the Company pays the participant an amount in cash equal to the excess of the Fair Market Value of the Common Stock otherwise issuable over the exercise price of the Stock Option on the effective date of such cash-out. In addition, the Board of Directors may require that all or part of the shares to be issued pursuant to exercise of a Stock Option take the form of Restricted Stock. The Board may also agree to cooperate in a "cashless exercise" of a Stock Option, which shall be effected by the participant delivering to a securities broker instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

  The 1994 Plan prohibits the Company from substituting new stock options for previously granted stock options having higher exercise prices and from decreasing the exercise price of any outstanding stock option to less than the Fair Market Value of the Common Stock on the date of grant without shareholder approval.

  Under the Code, a participant will not recognize taxable income upon grant or exercise of an Incentive Stock Option and the Company and its Subsidiaries will not be entitled to any deduction with respect thereto. However, upon the exercise of an Incentive Stock Option, the excess of the Fair Market Value on the date of exercise of the shares received over the exercise price of shares will be treated as an adjustment to alternative minimum taxable income. Consequently, exercise of an Incentive Stock Option could subject an optionee to alternative minimum tax or increase an optionee's alternative minimum taxable income. In order for the exercise of an Incentive Stock Option to qualify for the foregoing tax treatment, the participant generally must be an employee of the Company or a subsidiary from the date the Incentive Stock Option is granted through the date three months before the date of exercise, except that special rules apply in the case of death or Disability (as defined in the 1994 Plan).

  If the participant has held the shares acquired upon exercise of an Incentive Stock Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the participant, the difference, if any, between the sales price of the shares and the exercise price of the Stock Option will be treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a "disqualifying disposition" occurs and the participant will recognize ordinary income at the time of the disposition of the shares in an amount equal to the excess of the fair market value of the shares at the time the Stock Option was exercised over the exercise price of the Stock Option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the Stock Option was exercised. If the participant sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the Stock Option was exercised, the amount of ordinary income will be limited to the amount realized on the sale in excess of the exercise price of the Stock Option. The Company and its subsidiaries will generally be allowed a deduction to the extent the participant recognizes ordinary income.

  In general, a participant to whom a Non-Qualified Stock Option is granted will recognize no income when the Stock Option is granted. Upon exercise of a Non-Qualified Stock Option, the participant will recognize ordinary income equal to the excess of the Fair Market Value of the shares on the date of exercise over the exercise price of the Stock Option unless the shares received are Restricted Stock, in which case the exercising participant may elect to recognize such income. If the Company and its subsidiaries comply with applicable withholding requirements, the employer corporation will generally be entitled to a compensation deduction in the same amount and at the same time as the participant recognizes ordinary income.

  There are no tax consequences to a participant or to the Company if a Stock Option lapses before it is exercised or forfeited.

 Stock Appreciation Rights

  The 1994 Plan permits the granting of stock appreciation rights ("Stock Appreciation Rights") in connection with the grant of Stock Options. A Stock Appreciation Right or the applicable portion thereof granted with respect to a given Stock Option shall generally terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. A Stock Appreciation Right permits the participant to receive, upon exercise of the Stock Appreciation Right, an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised. The Board of Directors shall have the right to determine the form of payment. Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable, provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall, in general, not be exercisable during the first six months of its term.

  Upon exercise of a Stock Appreciation Right, the participant will recognize ordinary income in an amount equal to the cash or the Fair Market Value of the shares received on the exercise date. If the Company and its Subsidiaries comply with applicable withholding requirements, they will generally be entitled to a compensation deduction in the same amount and at the same time as the participant of a Stock Appreciation Right recognizes ordinary income.

 Restricted Stock

  Shares of restricted stock ("Restricted Stock") may be issued either alone or in addition to other awards granted under the 1994 Plan. The Board will determine the recipients of shares of Restricted Stock, the number of shares to be awarded, the price (if any) to be paid by such recipient, the time or times within which such awards may be subject to forfeiture, and all other conditions of the award. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The purchase price for shares of Restricted Stock may be zero. The Company will issue a certificate representing the shares of Restricted Stock granted to each recipient, which certificate in respect of the Restricted Stock shall bear a legend marking such stock as Restricted Stock. Although such certificate(s) will be held in custody by the Company until the restrictions thereon have elapsed, such recipient shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Board of Directors, at the time of award, may permit or require the payment of cash dividends to be deferred and reinvested in additional shares of Restricted Stock. During the Restriction Period (as defined in the 1994 Plan) set by the Board of Directors, the recipient will not be permitted to transfer or encumber shares of Restricted Stock; provided that the Board of Directors may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part. Upon the expiration of the Restriction Period without a prior forfeiture of the Restricted Stock, the certificates for such shares of Restricted Stock shall be delivered to the recipient of the award.

  Unless the participant elects to recognize income at the time of a Restricted Stock award, a participant will not realize taxable income and the Company will not be entitled to a deduction upon the grant of Restricted Stock. When the shares are no longer subject to a substantial risk of forfeiture or become transferable, the participant will realize taxable ordinary income in an amount equal to the excess of the Fair Market Value of such shares at such time and any amount paid for such Common Stock (the "Bargain Element"), and the Company will be entitled to a deduction in the same amount, provided the Company complies with the applicable withholding requirements. The participant may elect to recognize the Bargain Element as income in the year of the award by making an election with the Internal Revenue Service. Dividends received by a participant on Restricted Stock during the Restriction Period are taxable to the participant as ordinary compensation income and will be deductible by the Company unless the aforementioned election is made, rendering dividends taxable as dividends and nondeductible.

 Long-Term Performance Award

  The 1994 Plan permits the Board of Directors to grant to any participant long-term performance awards ("Long-Term Performance Awards"). The Board will determine in advance the nature, length and starting date of the Performance Period (as defined in the 1994 Plan) for each Long-Term Performance Award, which shall be at least two years, and shall determine the performance objectives to be used in valuing Long-Term Performance Awards and determining the extent to which such Long-Term Performance Awards have been earned. Performance objectives may vary from participant to participant and between groups of participants. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long-Term Performance Award, the Board may revise the performance objectives and/or underlying factors and criteria applicable to the Long-Term Performance Awards affected. Long-Term Performance Awards may be denominated in dollars or in shares of Common Stock, and to the extent that the relevant measure of performance is met, payments may be made in the form of cash or Common Stock, including shares of Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant Performance Period. Unless otherwise provided in the applicable award agreement, if a participant terminates employment with the Company during a Performance Period because of death, Disability or retirement, the participant shall be entitled to a payment with respect to each outstanding Long-Term Performance Award at the end of the applicable Performance Period based upon the participant's performance for the portion of such Performance Period ending on the date of termination and pro-rated for the portion of the Performance Period during which the participant was employed by the Company, as determined by the Board of Directors.

  A participant receiving a Long-Term Performance Award will not realize taxable income until the award is paid, in an amount equal to the amount of cash received or the Fair Market Value of shares received in payment, and the Company will generally be entitled to a corresponding deduction at such time, subject to satisfaction of applicable withholding requirements. If Restricted Stock is used in payment of a Long-Term Performance Award, the participant will have the Federal income tax consequences described above under "Restricted Stock."

  The 1994 Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant by the Company, nothing contained in the 1994 Plan gives any participant any rights that are greater than those of a general creditor of the Company.

  The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the Proposed Amendment is required to approve the Proposed Amendment. An abstention is not an affirmative vote and will therefore have the same effect as a vote against the Proposed Amendment. A share with respect to which a broker non-vote exists on this Proposal 2 is not considered a share "eligible to vote," and accordingly, a broker non-vote will have no effect on the outcome of this Proposal 2.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL 2 TO APPROVE THE AMENDMENT TO THE COMPANY'S 1994 LONG-TERM INCENTIVE PLAN.

                      PROPOSED APPROVAL OF THE COMPANY'S
                       2000 EMPLOYEE STOCK PURCHASE PLAN
                                 (Proposal 3)

  The Board of Directors believes that the right to purchase the Company's stock on a discounted basis is an effective method of attracting and retaining valuable Employees and also serves to strengthen the identity of interest between Employees and the Company. In order to enhance the ability of the Company to recruit and retain talented Employees, on July 21, 2000, the Board of Directors of the Company adopted the 2000 Employee Stock Purchase Plan (the "2000 Stock Purchase Plan"), effective as of March 1, 2001, subject to shareholder approval at the Annual Meeting. A copy of the 2000 Stock Purchase Plan is included herein as "Appendix B," and the description of the principal features of the 2000 Stock Purchase Plan set forth below is qualified in its entirety by reference thereto. All defined terms used below not otherwise defined herein have the meaning set forth in the 2000 Stock Purchase Plan.

  The 2000 Stock Purchase Plan is broadly based and intended to encourage and facilitate the purchase of shares of the common stock of the Company by Eligible Employees of the Company and any Participating Companies, thereby providing Eligible Employees with a personal stake in the Company and a long range inducement to remain in the employ of the Company and Participating Companies. The 2000 Stock Purchase Plan would be available to all Employees, other than temporary Employees. It is the intention of the Company that the 2000 Stock Purchase Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. The maximum number of Shares available for purchase under the 2000 Stock Purchase Plan is 500,000 Shares.

 Grant Of Rights And Administration Of The 2000 Stock Purchase Plan

  Rights to purchase Shares under the 2000 Stock Purchase Plan would be available on a monthly basis to those Eligible Employees who have submitted an Election Form electing to purchase Shares through Payroll Deductions. The purchase price per Share in an Offering would not be less than 85% of the Fair Market Value at the end of the Offering Period, or if such date is not a trading day, then on the last trading day of the Offering Period. Eligible Employees participate voluntarily and may withdraw from an Offering as provided for in the 2000 Stock Purchase Plan. Participation terminates automatically upon termination of employment.

  In accordance with Section 423 of the Code, no Employee may subscribe for Shares under the 2000 Stock Purchase Plan if, immediately after having subscribed, the Employee would own 5% or more of the voting stock of the Company (including stock which may be purchased through subscriptions under the 2000 Stock Purchase Plan or any other options) nor may an Employee buy more than $25,000 worth of stock (determined at the time the purchase right is granted) through the 2000 Stock Purchase Plan in any calendar year. The 2000 Stock Purchase Plan provides that no Employee may allocate more than 10% of the Employee's total compensation to the purchase of stock through the 2000 Stock Purchase Plan.

 Federal Income Tax Consequences Relating To The 2000 Stock Purchase Plan

  Participants do not recognize taxable income at the commencement of an Offering or at the time Shares are purchased under the 2000 Stock Purchase Plan. If no disposition of Shares purchased under the 2000 Stock Purchase Plan is made by the Participant within two years from the Offering Commencement Date or within one year from the purchase date, then: (a) upon sale of such Shares, 15% of the Fair Market Value of the stock on the Offering Termination Date (or, if less, the amount realized on sale of such Shares in excess of the purchase price) is taxed to the Participant as ordinary income with any additional gain taxed as a long-term capital gain and any loss sustained is treated as a long-term capital loss, and (b) no deduction is allowed to the Company for federal income tax purposes.

  If the Participant dies at any time while owning Shares purchased under the 2000 Stock Purchase Plan, then: (a) 15% of the Fair Market Value of the stock at the Offering Termination Date (or, if less, the Fair Market

Value of such Shares on the date of death in excess of the purchase price) is taxed to the Participant as ordinary income in the year of death, and (b) no deduction is allowed to the Company for federal income tax purposes.

  If Shares purchased under the 2000 Stock Purchase Plan are disposed of prior to the expiration of the two-year and one-year holding periods described above, then: (a) the Participant realizes ordinary income in the year of disposition in an amount equal to the excess of the Fair Market Value of the shares on the date of purchase over the purchase price thereof, and (b) the Company is entitled to deduct such amount. Any further gain or loss is treated as a short-term or long-term capital gain or loss and will not result in any deduction by the Company.

  The affirmative vote of the majority of Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the Proposed Amendment is required to approve the Proposed Amendment. An abstention is not an affirmative vote and will therefore have the same effect as a vote against the Proposed Amendment. A share with respect to which a broker non-vote exists on this Proposal 3 is not considered a share "eligible to vote," and accordingly, a broker non-vote will have no effect on the outcome of this Proposal 3.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL 3 TO APPROVE THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN.

                             SELECTION OF AUDITORS

  The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2001. Ernst & Young LLP has acted as independent auditors for the Company since 1976. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

                                OTHER BUSINESS

  Management knows of no other matters that will be presented at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                                 ANNUAL REPORT

  A copy of the Company's Annual Report to Shareholders for fiscal 2000 accompanies this Proxy Statement.

                   RESTRICTION ON INCORPORATION BY REFERENCE

  The information contained in this Proxy Statement under the captions "Report of the Compensation Committee/Board of Directors on Executive Compensation," "Report of the Audit Committee/Board of Directors on Audited Financial Statements," and "Stock Performance Chart," shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such report by specific reference.

                             SHAREHOLDER PROPOSALS

  In order for a nomination for the election of a director or any other proposal to be presented by any shareholder at the Annual Meeting of Shareholders to be held in 2002, notice of the nomination or other proposal must be delivered by the shareholder to the Secretary of the Company at its principal executive offices either (i) on or before September 24, 2001, or
(ii) not earlier than November 26, 2001 and not later than December 26, 2001, and, in the case of a proposal, the proposal must be an appropriate subject for shareholder action under applicable law. In the event that the Company receives notice of a shareholder proposal within the time frame set forth above, then so long as the Company includes in its proxy statement for the 2002 Annual Meeting advice on the nature of the matter and how the named proxyholders intend to vote the shares for which they have received discretionary authority, such proxyholders may exercise discretionary authority with respect to such proposal, except to the extent limited by the SEC's rules governing shareholder proposals. In order for a shareholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting, the proposal must be received by the Company at its principal executive offices not later than September 24, 2001.

                             COST OF SOLICITATION

  The cost of soliciting Proxies will be borne by the Company. In addition to solicitation by mail and by the Company's regular officers and employees personally or by telephone, telegram, facsimile transmission or express mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for any attendant expenses. In the event that the Company engages outside personnel to solicit proxies on its behalf, the Company will pay their fees and expenses.

  It is important that your shares be represented at the Annual Meeting. Therefore, whether or not you expect to be present in person, you are respectfully requested to complete and sign the enclosed Proxy and promptly return it in the enclosed stamped addressed envelope. This will not prevent you from voting in person at the Annual Meeting. It will, however, help to assure a quorum and avoid added proxy solicitation costs.

                                          By Order of the Board of Directors

                                          Richard A. Blumenthal
                                          Secretary

Dated: January 22, 2001
Malvern, Pennsylvania

                                                                     APPENDIX A

                      SYSTEMS & COMPUTER TECHNOLOGY CORP.

                            AUDIT COMMITTEE CHARTER

Organization

  This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that, in the opinion of the company's board of directors, would interfere with the exercise of their independence from management and the Company.

  As provided in the NASD rules and regulations as adopted by the SEC, one Director who is not independent as defined above, and is not a current employee or an immediate family member of such employee, may be appointed to the committee, if the Board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

  In addition, all committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

  The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes

  The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

  The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

 . The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

 . The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall have the option to meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

 . The committee shall review with the independent auditors and the internal auditor the coordination of audit efforts to promote a reduction of redundant efforts and the effective use of audit resources.

 . The committee shall review the internal audit function of the Company including the independence and authority of its reporting obligations, and the proposed audit plans for the coming year.

 . The committee may review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee may discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

 . The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

 . The committee shall provide a report, to be included in the Company's proxy statement, as required by the rules and regulations of the NASD and SEC.

                                                                     APPENDIX B

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose.

  The Systems & Computer Technology Corporation 2000 Employee Stock Purchase Plan (the "Plan") is broadly based and intended to encourage and facilitate the purchase of Shares of the Common Stock of Systems & Computer Technology Corporation (the "Company"), by employees of the Company and any Participating Companies, thereby providing employees with a personal stake in the Company and a long range inducement to remain in the employ of the Company and Participating Companies. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

2. Definitions.

  (a) "Account" means a bookkeeping account established by the Committee on behalf of a Participant to hold Payroll Deductions and Shares.

  (b) "Approved Leave of Absence" means a leave of absence that has been approved by the applicable Participating Company in such a manner as the Board may determine from time to time.

  (c) "Board" means the Board of Directors of the Company.

  (d) "Code" means the Internal Revenue Code of 1986, as amended.

  (e) "Committee" means the Committee appointed pursuant to Section 14 of the Plan.

  (f) "Company" means Systems & Computer Technology Corporation and any successor(s).

  (g) "Compensation" means an Employee's cash compensation payable for services to a Participating Company.

  (h) "Election Form" means the form acceptable to the Committee which an Employee shall use to make an election to purchase Shares through Payroll Deductions pursuant to the Plan.

  (i) "Eligible Employee" means an Employee who meets the requirements for eligibility under Section 3 of the Plan.

  (j) "Employee" means a person who is an employee of a Participating Company.

  (k) "Fair Market Value" means the closing price per Share on the principal national securities exchange on which the shares are listed or admitted to trading or, if not listed or traded on any such exchange, on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if not listed or traded on any such exchange or market, the fair market value as reasonably determined by the Board, which determination shall be conclusive.

  (l) "Five Percent Owner" means an Employee who, with respect to a Participating Company, is described in Section 423(b) of the Code.

  (m) "Offering" means an offering of Shares to Eligible Employees pursuant to the Plan.

  (n) "Offering Commencement Date" means March 1, 2001 and the first day of each month thereafter.

  (o) "Offering Period" means the period extending from an Offering Commencement Date through the following Offering Termination Date.

  (p) "Offering Termination Date" means the last day of each month immediately following an Offering Commencement Date.

  (q) "Option Price" means eighty five percent (85%) of the Fair Market Value per Share on the Offering Termination Date, or if such date is not a trading day, then on the last trading day of the Offering Period.

  (r) "Participant" means an Employee who meets the requirements for eligibility under Section 3 of the Plan and who has timely delivered an Election Form to the Committee.

  (s) "Participating Company" means the Company and subsidiaries of the Company, within the meaning of Section 424(f) of the Code, if any, that are approved by the Board from time to time and whose employees are designated as Employees by the Board.

  (t) "Payroll Deductions" means amounts withheld from a Participant's Compensation pursuant to the Plan, as described in Section 5 of the Plan.

  (u) "Plan" means Systems & Computer Technology Corporation 2000 Employee Stock Purchase Plan, as set forth in this document, and as may be amended from time to time.

  (v) "Plan Termination Date" means the earlier of:

    (1) The Offering Termination Date for the Offering in which the maximum number of Shares specified in Section 5 of the Plan have been issued pursuant to the Plan; or

    (2) The date as of which the Board chooses to terminate the Plan as provided in Section 15 of the Plan.

  (w) "Shares" means shares of Common Stock of the Company.

  (x) "Successor-in-Interest" means the Participant's executor or administrator, or such other person or entity to whom the Participant's rights under the Plan shall have passed by will or the laws of descent and distribution.

  (y) "Termination Form" means the form acceptable to the Committee which an Employee shall use to withdraw from an Offering pursuant to Section 8 of the Plan.

3. Eligibility and Participation.

  (a) Initial Eligibility. Except as provided in Section 3(b) of the Plan, each individual who is an Employee on an Offering Commencement Date shall be eligible to participate in the Plan.

  (b) Ineligibility. An Employee shall not be eligible to participate in the Plan if such Employee:

    (1) Is a Five Percent Owner;

    (2) Is a temporary Employee; or

    (3) Is restricted from participating under Section 3(d) of the Plan.

  (c) Participation During Leave of Absence. A Participant who begins an Approved Leave of Absence while actively participating in the Plan shall be entitled to continue such active participation at least through the end of the month (or other Offering Period) in which such leave begins. Subject to
Section 8(c), a Participant who is on a paid Approved Leave of Absence may elect to continue active participation during such paid leave. If the Participant returns to active employment after not actively participating in the Plan (other than as an ineligible Employee under Section 3(b)), he or she shall be eligible to recommence active participation effective as of the next Offering Period. If the Participant does not return to active, eligible employment, the Participant shall have no further right to actively participate in the Plan.

  (d) Restrictions on Participation. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan if:

    (1) Immediately after the grant, such Employee would be a Five Percent Owner; or

    (2) Such option would permit such Employee's rights to purchase stock under all employee stock purchase plans of the Participating Companies which meet the requirements of Section 423(b) of the Code to accrue at a rate which exceeds $25,000 in fair market value (as determined pursuant to Section 423(b)(8) of the Code) for each calendar year in which such option is outstanding.

  (e) Commencement of Participation. An Employee who meets the eligibility requirements of Sections 3(a) and 3(b) of the Plan and whose participation is not restricted under Section 3(d) of the Plan shall become a Participant by completing an Election Form and filing it with the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the first Offering to which such Election Form applies. Payroll Deductions for a Participant shall commence on the applicable Offering Commencement Date when his or her authorization for Payroll Deductions becomes effective, and shall end on the Plan Termination Date, unless sooner terminated by the Participant pursuant to Section 8 of the Plan.

4. Shares Per Offering.

  The Plan shall be implemented by a series of Offerings that shall terminate on the Plan Termination Date. Offerings shall be made with respect to Compensation payable for each Offering Period occurring on or after adoption of the Plan by the Board and ending with the Plan Termination Date. Shares available for any Offering shall be the difference between the maximum number of Shares that may be issued under the Plan, as determined pursuant to Section 10(a) of the Plan, for all of the Offerings, less the actual number of Shares purchased by Participants pursuant to prior Offerings. If the total number of Shares for which options are exercised on any Offering Termination Date exceeds the maximum number of Shares available, the Committee shall make a pro rata allocation of Shares available for delivery and distribution in as nearly a uniform manner as practicable, and as it shall determine to be fair and equitable, and the unapplied Account balances shall be returned to Participants as soon as practicable following the Offering Termination Date.

5. Payroll Deductions.

  (a) Amount of Payroll Deductions. An Eligible Employee who wishes to participate in the Plan shall file an Election Form with the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the first Offering for which such Election Form is effective, on which he or she may elect to have Payroll Deductions of such amounts designated by the Committee on the Election Form, from time to time, made from his or her Compensation on each regular payday during the time he or she is a Participant in the Plan, provided that the rules established by the Committee shall be consistent with Section 423(b)(5) of the Code. Unless otherwise provided by the Committee, each Participant's payroll deductions shall be not less than $10 per pay period and not more than ten percent of gross pay per pay period.

  (b) Participants' Accounts. All Payroll Deductions with respect to a Participant pursuant to Section 5(a) of the Plan shall be credited to the Participant's Account under the Plan.

  (c) Changes in Payroll Deductions. A Participant may discontinue his or her participation in the Plan as provided in Section 8(b) of the Plan, but no other change can be made during an Offering, including, but not limited to, changes in the amount of Payroll Deductions for such Offering. A Participant may change the amount of Payroll Deductions for subsequent Offerings by giving written notice of such change to the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the Offering for which such change is effective.

6. Granting of Options.

  On each Offering Termination Date, each Participant shall be deemed to have been granted an option to purchase a number of full and fractional Shares equal to the quotient obtained by dividing the balance credited to the Participant's Account as of the Offering Termination Date, by the Option Price.

7. Exercise of Options.

  (a) Automatic Exercise. With respect to each Offering, a Participant's option for the purchase of Shares granted pursuant to Section 6 of the Plan shall be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering.

  (b) Fractional Shares. Fractional Shares may be credited to Participants' Accounts. Upon withdrawal or distribution of the Participant's entire Account, the Participant shall be paid the value of any fractional share in cash.

  (c) Transferability of Option. No option granted to a Participant pursuant to the Plan shall be transferable other than by will or by the laws of descent and distribution, and no such option shall be exercisable during the Participant's lifetime other than by the Participant.

  (d) Credit for Shares. The Company shall credit Shares acquired on the exercise of options during an Offering Period to each Participant's Account as soon as practicable following the Offering Termination Date.

8. Withdrawals.

  (a) Withdrawal of Shares. A Participant may elect to withdraw all or any portion of the balance of Shares that have been credited to the Participant's Account in the manner provided by the Committee from time to time.

  (b) Termination of Participation. A Participant may terminate his or her participation in the Plan at any time by giving notice to the Committee in the manner provided by the Committee from time to time, and no further Payroll Deductions will be made with respect to the Participant after the effective date of such termination of participation. Any unapplied cash may be applied by the Committee to the purchase of Shares on the next Offering Termination Date.

  (c) Termination of Employment. Upon termination of a Participant's employment, including death, termination due to disability, or continuation of a leave of absence beyond 90 days, the Participant's participation in the Plan shall terminate. Any unapplied cash shall be applied as set forth in paragraph
(b).

9. Interest.

  No interest shall be paid or allowed with respect to amounts paid into the Plan or credited to any Participant's Account.

10. Shares.

  (a) Maximum Number of Shares. No more than 500,000 Shares may be issued under the Plan. Such Shares may be unissued shares or treasury shares of the Company or may be outstanding shares purchased in the open market or otherwise on behalf of the Plan upon such terms as the Committee may approve for delivery under the Plan. The number of Shares available for any Offering and all Offerings shall be adjusted if the number of outstanding Shares of the Company is increased or reduced by split-up, reclassification, stock dividend or the like. All Shares issued pursuant to the Plan shall be validly issued, fully paid and nonassessable.

  (b) Participant's Interest in Shares. A Participant shall have no interest in Shares subject to an option until such option has been exercised.

  (c) Registration of Shares. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant.

  (d) Restrictions on Exercise. The Board may, in its discretion, require as conditions to the exercise of any option such conditions as it may deem necessary to assure that the exercise of options is in compliance with applicable securities laws.

11. Expenses.

  The Participating Companies shall pay all fees and expenses incurred (excluding individual Federal, state, local or other taxes) in connection with the Plan. No charge or deduction for any such expenses will be made to a Participant upon the termination of his or her participation under the Plan or upon the distribution of certificates representing Shares purchased with his or her contributions. The Participant shall bear the cost, if any, incurred in connection with any sale of Shares distributable to the Participant.

12. Taxes.

  The Participating Companies shall have the right to withhold from each Participant's Compensation an amount equal to all Federal, state, city or other taxes as the Participating Companies shall determine are required to be withheld by them. In connection with such withholding, the Participating Companies may make any such arrangements as are consistent with the Plan as it may deem appropriate, including the right to withhold from Compensation paid to a Participant other than in connection with the Plan and the right to withdraw such amount from the amount standing to the credit of the Participant's Account.

13. Plan and Contributions Not to Affect Employment.

  The Plan shall not confer upon any Eligible Employee any right to continue in the employ of the Participating Companies.

14. Administration.

  The Plan shall be administered by the Board, which may delegate responsibility for such administration to a committee of the Board or to a third party administrator under Board or Committee supervision. If the Board fails to appoint the Committee, any references in the Plan to the Committee shall be treated as references to the Board. The Board, or the Committee, shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to delegate administrative functions to a third party administrator and to make all other determinations deemed necessary or advisable in administering the Plan, with or without the advice of counsel. The determinations of the Board or the Committee on the matters referred to in this Section 14 shall be conclusive and binding upon all persons in interest.

15. Amendment and Termination.

  The Board may terminate the Plan at any time and may amend the Plan from time to time in any respect; provided, however, that upon any termination of the Plan, all Shares or Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan shall be distributed to the Participants, provided further, that no amendment to the Plan shall affect the right of a Participant to receive his or her proportionate interest in the Shares or his or her Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan, and provided further that the Company may seek stockholder approval of an amendment to the Plan if such approval is determined to be required by or advisable under the regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Shares are listed or other applicable law or regulation.

16. Effective Date.

  The Plan was adopted by the Board on July 21, 2000 and will be implemented on March 1, 2001. In the event that the Plan is not approved by the Company's stockholders within one year of the adoption of the Plan by the Board, the tax treatment of Section 423 of the Code may not apply with respect to Shares transferred to Participants on the exercise of options pursuant to Section 7 of the Plan.

17. Government and Other Regulations.

  (a) In General. The purchase of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

  (b) Securities Law. The Committee shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

18. Non-Alienation.

  No Participant shall be permitted to assign, alienate, sell, transfer, pledge or otherwise encumber his or her interest under the Plan prior to the distribution to him or her of Share certificates. Any attempt at assignment, alienation, sale, transfer, pledge or other encumbrance shall be void and of no effect.

19. Notices.

  Any notice required or permitted hereunder shall be sufficiently given only if delivered personally, telecopied, or sent by first class mail, postage prepaid, and addressed:

  If to the Company:

  Systems & Computer Technology Corporation 4 Country View Road Malvern, PA 19355 Attn: Employee Stock Purchase Plan Committee

  Or any other address provided pursuant to written notice.

  If to the Participant:

  At the address on file with the Company from time to time, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

20. Successors.

  The Plan shall be binding upon and inure to the benefit of any successor, successors or assigns of the Company.

21. Severability.

  If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

22. Acceptance.

  The election by any Eligible Employee to participate in this Plan constitutes his or her acceptance of the terms of the Plan and his or her agreement to be bound hereby.

23. Applicable Law.

  This Plan shall be construed in accordance with the laws of the State of Delaware, to the extent not preempted by applicable Federal law.

------------------------------------------------------------------------------------------------------------------------------------
                                          SYSTEMS & COMPUTER TECHNOLOGY CORPORATION                               Please mark    [X]
                                                                                                                  your votes as
                                                                                                                  indicated in
                                                                                                                  this example
1.    Election of
      Directors:

                                                                                                          FOR    AGAINST    ABSTAIN
      FOR both nominee(s)       WITHHOLD              2. Approval  of an Amendment to the Company's
      (Except as marked to      AUTHORITY                Long-Term Incentive Plan as described in
          the contrary)     to vote for both             the proxy statement.                              [_]      [_]       [_]
                               nominee(s)
                                                       3. Approval  of the adoption of the Company's 2000
        [_]                    [_]                        Employee  Stock Purchase Plan as described in
                                                          the proxy statement.                             [_]      [_]       [_]

Nominees:   Thomas I. Unterberg, Michael D. Chamberlain

For a three-year term expiring at the 2004 Annual Meeting
of Shareholders.
(Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.)
_________________________________________________________               Please be sure to sign and date below.


                                                                        Dated  ______________________________________________, 2001

                                                                        -----------------------------------------------------------
                                                                                             Stockholder sign above

                                                                        -----------------------------------------------------------
                                                                                         Co-holder (if any) sign above

                                                                        Detach below card, sign, date, and mail in  postage paid
                                                                        envelope provided.

                                                                        PLEASE ACT PROMPTLY AND SIGN, DATE AND MAIL TODAY

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

                        VOTING INSTRUCTIONS TO TRUSTEES

THE UNDERSIGNED PARTICIPANT IN SYSTEMS & COMPUTER TECHNOLOGY CORPORATION RETIREMENT SAVINGS PLAN (401k) ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, DATED JANUARY 22, 2001, AND HEREBY INSTRUCTS THE TRUSTEES TO VOTE ALL SHARES WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD ON FEBRUARY 23, 2001, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

ANY SHARES HELD BY THE TRUSTEES FOR WHICH THE TRUSTEES HAVE NOT RECEIVED VOTING INSTRUCTIONS PRIOR TO THE ANNUAL MEETING WILL BE VOTED BY THE TRUSTEES IN THEIR DISCRETION CONSISTENT WITH THEIR FIDUCIARY DUTIES. ANY SHARES HELD BY THE TRUSTEES FOR WHICH THEY HAVE BEEN INSTRUCTED TO SIGN MANAGEMENT'S PROXY WITH NO ADDITIONAL INSTRUCTIONS TO THE CONTRARY INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS CARD, "FOR" APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1994 LONG-TERM INCENTIVE PLAN AS DESCRIBED IN THE PROXY STATEMENT, AND "FOR" APPROVAL OF THE ADOPTION OF THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED IN THE PROXY STATEMENT. THIS ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

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

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                                       SYSTEMS & COMPUTER TECHNOLOGY CORPORATION                               Please mark
                                                                                                               your votes as [X]
                                                                                                               indicated in
                                                                                                               this example

1. Election of Directors:
                                                                                                                FOR  AGAINST ABSTAIN
   FOR both  nominee(s)                WITHHOLD                  2. Approval  of an Amendment to the Company's  [__]   [__]    [__]
   (Except as  marked to              AUTHORITY                     1994 Long-Term Incentive Plan as described
   the contrary)          to vote for both nominee(s)               in the proxy statement.

         [__]                             [__]                   3. Approval of the adoption of the Company's   [__]   [__]    [__]
                                                                    2000  Employee Stock Purchase Plan as
Nominees: Thomas I. Unterberg, Michael D. Chamberlain               described in the proxy statement.

For a three-year term expiring at the 2004 Annual Meeting of Shareholders.
(Instructions: To withold authority to vote for any nominee, write that nominee's name in the space provided below.)

------------------------------------------------------------------          Please be sure to sign and date below

                                                                            Dated___________________________________________, 2001

                                                                            ------------------------------------------------------
                                                                                              Stockholder sign above

                                                                             -----------------------------------------------------
                                                                                           Co-holder (if any) sign above

                                                                             Detach below card, sign, date, and mail in postage paid
                                                                             envelope provided.

                                                                             PLEASE ACT PROMPTLY AND SIGN,DATE AND MAIL TODAY

------------------------------------------------------------------------------------------------------------------------------------
                                                    FOLD AND DETACH HERE

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

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                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                        VOTING INSTRUCTIONS TO TRUSTEES

     THE UNDERSIGNED PARTICIPANT IN SYSTEMS & COMPUTER TECHNOLOGY CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, DATED JANUARY 22, 2001, AND HEREBY INSTRUCTS THE TRUSTEES TO VOTE ALL SHARES WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD ON FEBRUARY 23, 2001, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     ANY SHARES HELD BY THE TRUSTEES FOR WHICH THE TRUSTEES HAVE NOT RECEIVED VOTING INSTRUCTIONS PRIOR TO THE ANNUAL MEETING WILL BE VOTED BY THE TRUSTEES IN THEIR DISCRETION CONSISTENT WITH THEIR FIDUCIARY DUTIES. ANY SHARES HELD BY THE TRUSTEES FOR WHICH THEY HAVE BEEN INSTRUCTED TO SIGN MANAGEMENT'S PROXY WITH NO ADDITIONAL INSTRUCTIONS TO THE CONTRARY INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS CARD, "FOR" APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1994 LONG-TERM INCENTIVE PLAN AS DESCRIBED IN THE PROXY STATEMENT, AND "FOR" APPROVAL OF THE ADOPTION OF THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED IN THE PROXY STATEMENT. THIS ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

--------------------------------------------------------------------------------
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

------------------------------------------------------------------------------------------------------------------------------------
                                          SYSTEMS & COMPUTER TECHNOLOGY CORPORATION                            Please mark
                                                                                                               your votes as [X]
                                                                                                               indicated in
                                                                                                               this example

1.  Election of Directors:
                                                                                                               FOR   AGAINST ABSTAIN
    FOR both nominee(s)              WITHHOLD                  2.  Approval of an Amendment to the Company's   [__]    [__]    [__]
    (Except as marked to            AUTHORITY                      1994 Long-Term Incentive Plan as described
       the contrary)         to vote for both nominee(s)           in the proxy statement.

         [__]                          [__]                    3.  Approval of the adoption of the Company's   [__]    [__]    [__]
                                                                   2000 Employee Stock Purchase Plan as
                                                                   described in the proxy statement.

Nominees: Thomas I. Unterberg, Michael D. Chamberlain          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  UNLESS
                                                               OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF
For a three-year term expiring at the 2004 Annual Meeting      THE NOMINEES FOR DIRECTOR LISTED ABOVE, "FOR" APPROVAL OF AN
of Shareholders.  (Instructions: To withhold authority         AMENDMENT TO THE COMPANY'S 1994 LONG-TERM INCENTIVE PLAN AS DESCRIBED
to vote for any nominee, write that nominee's name in the      IN THE PROXY STATEMENT, AND "FOR" APPROVAL OF THE ADOPTION OF THE
space provided below.)                                         COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED IN THE
                                                               PROXY STATEMENT. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY
                                                               WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE
----------------------------------------------------------     THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                                                                           Please be sure to sign and date this Proxy below.

                                                                           Dated____________________________________________, 2001

                                                                           _______________________________________________________
                                                                                            Stockholder sign above

                                                                           _______________________________________________________
                                                                                         Co-holder (if any) sign above

PLEASE ACT PROMPTLY AND SIGN, DATE AND MAIL YOUR PROXY CARD TODAY          Detach below card, sign, date, and mail in postage paid
                                                                           envelope provided.
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
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

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                                REVOCABLE PROXY
                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
              Proxy Solicited On Behalf Of The Board of Directors

     The undersigned, revoking all previous proxies, hereby appoints Michael J. Emmi and Richard A. Blumenthal, and each of them acting individually, as attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on February 23, 2001, and at any adjournment or postponement thereof.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

     NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNOR IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.

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

                                AMENDMENT NO. 1
                                    to the
                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
             1994 LONG-TERM INCENTIVE PLAN, as previously amended


          Pursuant to the resolutions of the Board of Directors of Systems & Computer Technology Corporation adopted on November 14, 2000, the Systems & Computer Technology Corporation 1994 Long-Term Incentive Plan, as previously amended, is amended as follows:

          1. Section 3 is hereby amended to change the maximum number of shares of common stock that may be the subject of awards under the Plan to 7,500,000.

          2.  Section 9 is amended to (i) delete the following sentence:

          "The Committee may substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher exercise prices."

          and (ii) replace it with the following sentence:

          "The Committee may not substitute new Stock Options for previously granted Stock Options having higher exercise prices."